UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004 +1 (646) 654-5000	Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom +1 (646) 654-5000

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value €0.07 per share	NLSN	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On June 4, 2020, Nielsen Finance LLC (“Nielsen Finance”), a wholly owned subsidiary of Nielsen Holdings plc (“Parent”), entered into a Credit Agreement by and among Nielsen Finance and Nielsen Holding and Finance B.V. (the “Dutch Borrower”), as borrowers, the guarantors party thereto, the lenders and agents party thereto, and Citibank, N.A., as administrative agent (the “Credit Agreement”). Among other things, the Credit Agreement provides for: (i) a new dollar term loan facility (the loans incurred thereunder, the “Dollar Term B-5 Loans”) having commitments in an aggregate principal amount of $550,000,000 to be made to Nielsen Finance and (ii) a new euro term loan facility (the loans incurred thereunder, the “Euro Term B-3 Loans”) in an aggregate principal amount of €420,000,000 to be made to the Dutch Borrower. On June 4, 2020, Nielsen Finance and the Dutch Borrower borrowed the full amount of the Dollar Term B-5 Loans and the Euro Term B-3 Loans.

The proceeds of the Dollar Term B-5 Loans and Euro Term B-3 Loans will be used (as described more fully below) to redeem in full the 2020 Notes (as defined below) and to redeem in part the 2021 Notes (as defined below) issued by The Nielsen Company (Luxembourg) S.à r.l. (the “Luxembourg Issuer”), a wholly owned subsidiary of Parent, and for general corporate purposes.

The Dollar Term B-5 Loans and the Euro Term B-3 Loans will mature in full on the earlier of (i) June 4, 2025 and (ii) if the existing Class B Term Loans (incurred pursuant to and as defined in the Existing Credit Agreement (as defined below)) have not been repaid or refinanced (subject to additional limitations in the Credit Agreement) on or prior to the date that is 91 days prior to October 4, 2023, on October 4, 2023.

The Dollar Term B-5 Loans bear interest at a rate per annum equal to, at the election of Nielsen Finance, (i) a base rate or eurocurrency rate, plus (ii) an applicable margin of 2.75%, in the case of base rate loans, and 3.75%, in the case of eurocurrency rate loans. The Euro Term B-3 Loans bear interest at a rate per annum equal to (i) a eurocurrency rate plus (ii) an applicable margin of 3.75%.

The Credit Agreement contains substantially the same affirmative and negative covenants as those of the Fifth Amended and Restated Credit Agreement, dated as of June 29, 2018 (as amended, restated, supplemented, replaced or otherwise modified from time to time), among Nielsen Finance, the Dutch Borrower, TNC (US) Holdings Inc., the guarantors party thereto from time to time, the lenders party thereto from time to time and Citibank, N.A., as Administrative Agent (the “Existing Credit Agreement”). The obligations under the Credit Agreement are secured on a pari passu basis with the obligations under the Existing Credit Agreement.

Certain of the lenders under the Credit Agreement, or their affiliates, have provided, and may in the future from time to time provide, certain commercial and investment banking, financial advisory and other services in the ordinary course of business for the registrant and its affiliates, for which they have in the past and may in the future receive customary fees and commissions.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 4, 2020 (the “Full Redemption Date”), Nielsen Finance and Nielsen Finance Co., a wholly owned subsidiary of Parent, redeemed all of the $800,000,000.00 outstanding aggregate principal amount of their 4.500% Notes due 2020 (the “2020 Notes”), issued pursuant to that certain Indenture, dated as of October 2, 2012, between Nielsen Finance and Nielsen Finance Co., as issuers, and Delaware Trust Company, as trustee. Nielsen Finance and Nielsen Finance Co. redeemed the 2020 Notes at a redemption price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, to, but excluding, the Full Redemption Date.

On June 7, 2020 (the “ Partial Redemption Date”), the Luxembourg Issuer expects to redeem $200,000,000 of the $625,000,000 outstanding aggregate principal amount of its 5.500% Senior Notes due 2021 (the “2021 Notes”), issued pursuant to that certain Indenture, dated as of September 27, 2013, between the Luxembourg Issuer, as issuer, and Deutsche Bank Trust Company Americas, as trustee. The Luxembourg Issuer expects to redeem the 2021 Notes at a redemption price equal to 100% of the aggregate principal amount of such 2021 Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date. The partial redemption of the Notes is expected to result in $425,000,000 aggregate principal amount of 2021 Notes remaining outstanding.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

Exhibit 4.1

Credit Agreement, dated as of June 4, 2020, by and among Nielsen Finance LLC, the other borrowers party thereto, the guarantors party thereto, Citibank, N.A., as administrative agent, and certain of the lenders.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Exhibit Index

Exhibit No.	Description

Exhibit 4.1

Credit Agreement, dated as of June 4, 2020, by and among Nielsen Finance LLC, the other borrowers party thereto, the guarantors party thereto, Citibank, N.A., as administrative agent, and certain of the lenders.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2020

NIELSEN HOLDINGS PLC

By:	/s/ Emily Epstein
Name:	Emily Epstein
Title:	Secretary